SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 14, 2001

ALLIANCE CAPITAL MANAGEMENT L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Item 1.    Changes in Control of Registrant.

Not applicable.

Item 2.    Acquisition or Disposition of Assets.

Not applicable.

Item 3.    Bankruptcy or Receivership.

Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.    Resignations of Registrant's Directors.

Not applicable.

Item 7.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

	99.14	Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing its Press Release dated December 14, 2001.

Item 8.  Change in Fiscal Year.

                                Not applicable.

Item 9.  Regulation FD Disclosure.

                                Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing its Press Release dated December 14, 2001.  The Press Release is attached hereto as Exhibit 99.14.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: December 18, 2001	By:	Alliance Capital Management
Corporation, General Partner

	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr.
Senior Vice President and
Chief Financial Officer